Exhibit 10.14

GEMPHIRE THERAPEUTICS INC.

FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

THIS FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES (this “Fourth Amendment”) is made effective as of this 26th day of April 2016 (the “Fourth Amendment Date”), by and among GEMPHIRE THERAPEUTICS INC., a Delaware corporation (the “Company”), and the purchasers of the Company’s Convertible Promissory Notes identified on the signature page attached hereto (the “Purchasers”).

BACKGROUND

The Company and the Purchasers entered into that certain Note Purchase Agreement dated as of July 31, 2015, as amended by the First Amendment to Note Purchase Agreement and Convertible Promissory Notes dated December 10, 2015 (the “First Amendment”), the Second Amendment to Note Purchase Agreement and Convertible Promissory Notes dated March 27, 2016 (the “Second Amendment”) and the Third Amendment to Note Purchase Agreement and Convertible Promissory Notes dated April 14, 2016 (the “Third Amendment” and collectively, the “Purchase Agreement”). Pursuant to the terms and conditions of the Purchase Agreement, the Company issued those certain Convertible Promissory Notes (collectively, the “Notes”, and each a “Note”) to such Purchasers. The Company and the Purchasers now wish to amend the Purchase Agreement and the Notes as provided herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to amend the Purchase Agreement and the Notes as follows:

TERMS AND CONDITIONS

1.                                      AMENDMENT TO SECTION 1.5 OF THE PURCHASE AGREEMENT. Section 1.5 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“1.5 Conversion upon Change in Control or Public Transaction. If at any time prior to the Qualified Financing, the Company’s Board of Directors approves the sale of all or substantially all of the Company’s assets or stock, or a merger, consolidation or any other business combination transaction resulting in the holders of capital stock of the Company immediately before such transaction holding less than 50% of the capital stock of the surviving entity in such transaction (a “Change in Control”) or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, each Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into

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that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by the CIC / IPO Note Conversion Price (as defined in Section 2(c) of the Notes), rounded down to the nearest whole share.”

2.                                      AMENDMENT TO SECTION 2(B) OF THE NOTES.  Section 2(b) of each existing Note is hereby deleted and replaced with the following:

“(b)                           Conversion upon Change in Control or Public Transaction.  If at any time prior to the Qualified Financing, the Company’s Board of Directors approves a Change in Control or a Public Transaction, then immediately prior to the closing of such transaction, (i) One Hundred Percent (100%) of the outstanding principal balance of, plus (ii) the accrued but unpaid interest on, this Note (collectively, the “CIC / IPO Note Value”) shall automatically convert into that number of fully paid and non-assessable shares of the Company’s Common Stock determined by dividing the CIC / IPO Note Value by the CIC / IPO Note Conversion Price (as defined below), rounded down to the nearest whole share.”

3.                                      AMENDMENT TO SECTION 2(C) OF THE NOTES.  A new Section 2(c) is hereby added to each Note, as follows:

“(c)                            The “CIC / IPO Note Conversion Price” shall initially be $2.15; provided, however, that (i) if at any time or from time to time on or after the Fourth Amendment Date the Company effects a subdivision of the outstanding Common Stock, or effects a recapitalization, reclassification, split-up or other transaction having substantially the same effect as a subdivision of the outstanding Common Stock, the CIC / IPO Note Conversion Price in effect immediately before that subdivision shall be proportionately decreased; and (ii) if at any time or from time to time on or after the Fourth Amendment Date the Company combines the outstanding shares of Common Stock into a smaller number of shares, or effects a recapitalization, reclassification, or other transaction having substantially the same effect as a combination of the outstanding Common Stock into a smaller number of shares, the CIC / IPO Note Conversion Price in effect immediately before the combination shall be proportionately increased, in each case, with such adjustment to be effective at the close of business on the date the subdivision or combination becomes effective, and following such time all references to the CIC / IPO Note Conversion Price shall mean the CIC / IPO Note Conversion Price as so adjusted.”

4.                                      NOTICE TO TRANSFEREES.  Each Purchaser hereby covenants and agrees to provide any transferee of such Purchaser’s Note with a copy of this Fourth Amendment.

5.                                      CONSTRUCTION.  Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Purchase Agreement.  The terms of this Fourth Amendment amend and modify the Purchase Agreement and each Note, as if fully set forth in the Purchase Agreement and each Note.  If there is any conflict between the terms, conditions and obligations

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of this Fourth Amendment and the Purchase Agreement or the Notes, this Fourth Amendment’s terms, conditions and obligations shall control.  All other provisions of the Purchase Agreement and the Notes not specifically modified by this Fourth Amendment are preserved.

6.                                      COUNTERPARTS.  This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

7.                                      FACSIMILE SIGNATURE.  This Fourth Amendment may be executed by facsimile or .pdf signature.

SIGNATURES ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, this Fourth Amendment to Note Purchase Agreement and Convertible Promissory Notes is made effective as of the date first set forth above.

THE COMPANY:

GEMPHIRE THERAPEUTICS INC.

By:	/s/ Mina P. Sooch
Name:	Mina P. Sooch
Title:	President and Chief Executive Officer

SIGNATURES ON THE FOLLOWING PAGE

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

THE INVESTORS:
W3 Holdings, Inc.
The Charles L. Bisgaier Trust
Dated November 8, 2000
/s/ Kevin Williams
Name: Kevin Williams
/s/ Charles Bisgaier	Its: President
Name: Charles Bisgaier
Its: Trustee

Arvinder S. Sooch Trust
Dated September 20, 2006

The Margaret M. McShane
Revocable Trust	/s/ Arvinder Sooch
Name: Arvinder Sooch
Its: Trustee

Name: Margaret McShane
Its: Trustee
2015 Sandhu Family Trust for
Rohan Sandhu

/s/ Jasdeep S. Sandhu
Tushar Amin	Name: Jasdeep S. Sandhu
Its: Trustee

/s/ Andy Sassine
Andy Sassine	Glenn D. Steeg Trust
Dated April 23, 2003

/s/ Glenn Steeg
/s/ Randall Rabourn	Name: Glenn Steeg
Randall Rabourn	Its: Trustee

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

Patrick J. Mullen

/s/ Edward Lowenschuss
Edward Lowenschuss	William H. Johnson

Amherst Fund II, LLC
Robert F. Schoeni and Gretchen
Spreitzer
/s/ Matt Turner
/s/ Robert F. Schoeni	Name: Matt Turner
Robert F. Schoeni	Its: President

/s/ Gretchen Spreitzer
Gretchen Spreitzer	R. Lawrence Leigh Trust

/s/ Lawrence Leigh
Daybreak Investments, LLC	Name: Lawrence Leigh
Its: Trustee

/s/ Nathaniel Dalton
Name: Nathaniel Dalton
Its: Manager	Ravinder S. Sandhu and
Amy K. Gill-Sandhu

Allen Batteau and Susan R. Miller
/s/ Ravinder S. Sandhu
Ravinder S. Sandhu
/s/ Allen Batteau
Allen Batteau
/s/ Amy K. Gill-Sandhu
/s/ Susan R. Miller	Amy K. Gill-Sandhu
Susan R. Miller

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

Grand Angels Venture Fund II,
Eric Adamy Trust	LLC

/s/ Eric Adamy
Name: Eric Adamy	Name: Paul D’Amato
Its: Trustee	Its: Trustee

/s/ Robert Sigler
/s/ Christopher Gutek	Robert Sigler
Christopher Gutek

Jatinder-Bir Sandhu and Roop
Sandhu

Trout Creek Ventures, LP
/s/ Jatinder-Bir Sandhu
Jatinder-Bir Sandhu

Name: Paul D’Amato
Its: Managing Director	/s/ Roop Sandhu
Roop Sandhu

Western Michigan University	2015 Sandhu Family Trust for
Research Foundation acting on	Rajan Sandhu
behalf of Biosciences Research &
Commercialization Center (BRCC)
/s/ Jasdeep S. Sandhu
Name: Jasdeep S. Sandhu
Its: Trustee

Name: Patti VanWalBeck

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

Chain S. Sandhu IRRV Trust for
Children of Jasdeep S. Sandhu
Christopher Branoff Trust
U/A/D 6-26-2000

/s/ Chain S. Sandhu
Name: Chain S. Sandhu	/s/ Christopher Branoff
Its: Trustee	Name: Christopher Branoff
Its: Trustee

Chain S. Sandhu IRRV Trust for
Children of Jatinder-Bir S. Sandhu
/s/ Michele C. Johnson
Michele C. Johnson

/s/ Chain S. Sandhu
Name: Chain S. Sandhu
Its: Trustee
Detroit Innovate Fund I, L.P.

/s/ Chain S. Sandhu
Chain S. Sandhu	Name: Patricia Glaza
Its: Managing Director

/s/ Charles Stoddard	BWA GEMPHIRE INVESTMENT
Charles Stoddard	GROUP II, LLC

Mark A. Murray Trust	/s/ Kenneth W. Kousky
Dated January 23, 2015	Name: Kenneth W. Kousky
Its: Manager of the SPE

Name: Mark A. Murray
Its: Trustee

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

P. Kent Hawryluk Revocable Trust

/s/ P. Kent Hawryluk	/s/ Dakshesh S. Patel
Name: P. Kent Hawryluk	Dakshesh S. Patel
Its: Trustee

/s/ David A. Perkins
/s/ Amy Samuelson	David A. Perkins
Amy Samuelson

/s/ David R. Fischell
David R. Fischell
Bisgaier Family, LLC

/s/ Charles Bisgaier	/s/ Dena Marie Bisgaier
Name: Charles Bisgaier	Dena Marie Bisgaier
Its: Manager

/s/ Douglas Flege
Douglas Flege
Brio Capital Fund I L.L.C.

/s/ James A. Sorboro	Jeffrey and Michelle Mathiesen
Name: James A. Sorboro
Its: Principal
/s/ Jeffrey Mathiesen
Jeffrey Mathiesen

/s/ Catherine Sigler
Catherine Sigler
/s/ Michelle Mathiesen
Michelle Mathiesen

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

/s/ Nainoor Thakore	The Beverly Selnick Revocable
Nainoor Thakore	Living Trust

/s/ Pedro Lichtinger	/s/ Beverley Selnick
Pedro Lichtinger	Name: Beverley Selnick
Its: Trustee

Reynold Homan and Nelva J.	/s/ Tim A. Fischell
Homan Revocable Living Trust	Tim A. Fischell

/s/ Reynold Homan	Vishal J. Bhagat
Name: Reynold Homan
Its: Trustee

Mary C. Vandewiele Trust U/A
/s/ Roger W. Kleppe	Dated 10-13-04
Roger W. Kleppe

/s/ Sandra Lynn Drake
Sandra Lynn Drake	Name: Mary C. Vandewiele
Its: Trustee

/s/ Stanley Bisgaier
Stanley Bisgaier

/s/ Steven Zelkowitz
Steven Zelkowitz

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES

BAM Investments, LLC
Michael Connor Family Trust UA
Nov 10, 2010

Name: William J. Rauwerdink	/s/ Lindsay Connor
Its: Managing Member	Name: Lindsay Connor
Its: Portfolio Manager

Capital Midwest Fund III, LP
Rebecca and Erik Bakker-Arkema

/s/ Alvin Vitangcol
Name: Alvin Vitangcol	/s/ Rebecca Bakker-Arkema
Its: General Partner	Rebecca Bakker-Arkema

/s/ Erik Bakker-Arkema
Erik Bakker-Arkema
Excel Venture Fund II, L.P.

Name: Steven Gullans
Its: Manager

JSI, 2 LLC

/s/ Jasdeep S. Sandhu
Name: Jasdeep S. Sandhu
Its: Member

SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT AND CONVERTIBLE PROMISSORY NOTES